UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
The Securities Exchange Act of 1934
(Amendment No. )

_____________________________

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Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-12
PRINCIPAL EXCHANGE-TRADED FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all the boxes that apply):
[X]    No fee required.
[ ]    Fee paid previously with preliminary materials.
[ ]    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRINCIPAL EXCHANGE-TRADED FUNDS
711 High Street
Des Moines, Iowa 50392

March 6, 2023
Dear Shareholder:
We cordially invite you to attend a joint annual meeting of shareholders (including any adjournments or postponements, the "Meeting") of each series of Principal Exchange-Traded Funds ("PETF"), Principal Funds, Inc. ("PFI"), Principal Variable Contracts Funds, Inc. ("PVC"), and of the Principal Diversified Select Real Asset Fund ("PDSRA"), all investment companies registered under the Investment Company Act of 1940, as amended, and advised by Principal Global Investors, LLC, on April 26, 2023 at 10:00 a.m. Central Time, at 801 Grand Avenue, Des Moines, Iowa 50392.
The enclosed proxy materials relate to only PETF and are being sent only to the PETF shareholders that owned shares of any series of PETF (each, a "Fund" and, collectively, the "Funds") as of the close of business on February 27, 2023, the record date for the Meeting (the "Record Date"). PETF shareholders that owned shares of any series of PFI or PVC, or shares of PDSRA, as of the Record Date will separately receive proxy materials for only PFI and/or PVC and/or PDSRA. References in these proxy materials to a "Fund" or the "Funds" and the "Board of Trustees are to PETF Fund(s) and the PETF Board of Trustees, respectively, unless otherwise indicated.
The purpose of the Meeting for PETF shareholders is to elect the Board of Trustees, including four nominees for Independent Trustee who have not previously been elected by shareholders and two nominees for new Interested Trustee, and to consider one other proposal, in addition to the transaction of such other business as may properly come before the Meeting.
Proposal Affecting All Funds. Shareholders of all Funds are being asked to:
•Elect thirteen Trustees as members of the Board of Trustees.
Proposal Affecting Only Certain Funds. Shareholders of all Funds, except for Principal International Adaptive Multi-Factor ETF, Principal Real Estate Active Opportunities ETF, Principal Spectrum Tax-Advantaged Dividend Active ETF, Principal U.S. Large-Cap Adaptive Multi-Factor ETF, and the Principal U.S. Small-Cap Adaptive Multi-Factor ETF (none of which Funds are voting on this proposal), are being asked to:
•Approve the ability of Principal Global Investors, LLC to enter into and/or materially amend sub-advisory agreements with all sub-advisors, regardless of the degree of affiliation, as described in the proposal, on behalf of the Fund without obtaining shareholder approval.
Enclosed you will find PETF’s Notice of Joint Annual Meeting of Shareholders, a Proxy Statement, and the proxy card(s) for shares of each Fund you owned as of the close of business on the Record Date. The Proxy Statement provides background information and describes in detail the proposals to be voted on at the Meeting.
The Board of Trustees has voted in favor of all the proposals and recommends that you vote “For” all the proposals.
For your shares to be voted at the Meeting, we urge you to read the Proxy Statement and then vote your shares in one of the following three ways:
By Internet: Follow the instructions located on your proxy card(s). Be sure you have your control number, as printed on your proxy card(s), available when you call.
By Phone: The phone number is located on your proxy card(s). Be sure you have your control number, as printed on your proxy card(s), available when you call.
By Mail: Vote, sign, and date your proxy card(s) and return in the postage-paid envelope provided in this proxy package, allowing sufficient time for receipt prior to the Meeting.
You may also vote your shares in person at the Meeting. Shareholders may call 1-833-290-2605 to obtain instructions on how to attend the Meeting and vote their shares in person.

We appreciate you taking the time to respond to this matter. Your vote is important. If you have questions regarding the Meeting or these proxy materials, please call 1-833-290-2605.

Sincerely,

Kamal Bhatia
President and Chief Executive Officer

PRINCIPAL EXCHANGE-TRADED FUNDS
711 High Street
Des Moines, Iowa 50392

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

Principal Active High Yield ETF	Principal Spectrum Preferred Securities Active ETF
Principal Healthcare Innovators ETF	Principal Spectrum Tax-Advantaged Dividend Active ETF
Principal International Adaptive Multi-Factor ETF	Principal U.S. Large-Cap Adaptive Multi-Factor ETF
Principal Investment Grade Corporate Active ETF	Principal U.S. Mega-Cap ETF
Principal Millennial Global Growth ETF	Principal U.S. Small-Cap Adaptive Multi-Factor ETF
Principal Quality ETF	Principal U.S. Small-Cap Multi-Factor ETF
Principal Real Estate Active Opportunities ETF	Principal Value ETF

To the Shareholders:

A joint annual meeting of shareholders of each series of Principal Exchange-Traded Funds ("PETF"), Principal Funds, Inc., Principal Variable Contracts Funds, Inc., and Principal Diversified Select Real Asset Fund, will be held at 801 Grand Avenue, Des Moines, Iowa 50392 on April 26, 2023 at 10:00 a.m. Central Time (including any adjournments or postponements, the “Meeting”). For PETF, the Meeting is being held to consider and vote on the following matters as well as any other business that may properly come before the Meeting:
1.    Election of the Board of Trustees (Shareholders of all Funds).

2.    Approve the ability of Principal Global Investors, LLC to enter into and/or materially amend sub-advisory agreements with all sub-advisors, regardless of the degree of affiliation, as described in the proposal, on behalf of the Fund without obtaining shareholder approval (Shareholders of all Funds, except for Principal International Adaptive Multi-Factor ETF, Principal Real Estate Active Opportunities ETF, Principal Spectrum Tax-Advantaged Dividend Active ETF, Principal U.S. Large-Cap Adaptive Multi-Factor ETF, and the Principal U.S. Small-Cap Adaptive Multi-Factor ETF).
A Proxy Statement providing information about the above proposals to be voted on at the Meeting is included with this Notice.
Each shareholder of record as of the close of business on February 27, 2023, the record date for the Meeting, is entitled to notice of and to vote at the Meeting. Shareholders may vote their shares, change their vote, and revoke their proxy at any time before it is voted at the Meeting by following the procedures outlined in the accompanying Proxy Statement.
The PETF Board of Trustees has voted in favor of all the proposals and recommends that you vote “For” all the proposals.
Your vote is important. No matter how many shares you own, please vote. If you own shares in more than one Fund, you may receive a separate proxy card for each such Fund, and you need to return all of the proxy cards (or follow the instructions to vote by telephone or by Internet) to save your Fund(s) from incurring the cost of additional solicitations, please review the materials and vote today.

For the Board of Trustees

Beth C. Wilson
Vice President and Secretary

Dated: March 6, 2023

Important Notice Regarding Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to be Held on April 26, 2023.
The Notice of Joint Annual Meeting of Shareholders, Proxy Statement, and Form of Proxy Card are available on the Internet at https://proxyvotinginfo.com/p/principal2023.

PRINCIPAL EXCHANGE-TRADED FUNDS
711 High Street
Des Moines, Iowa 50392

PROXY STATEMENT
JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 26, 2023
_________________
INTRODUCTION

Each series of Principal Exchange-Traded Funds (“PETF”), Principal Funds, Inc. ("PFI"), Principal Variable Contracts Funds, Inc. ("PVC"), and Principal Diversified Select Real Asset Fund ("PDSRA"), will hold a joint annual meeting of shareholders on April 26, 2023 at 10:00 a.m. Central Time, at 801 Grand Avenue, Des Moines, Iowa 50392 (including any adjournments or postponements, the “Meeting”). This Proxy Statement and the accompanying form of proxy card(s) relate to PETF only and are being sent to PETF shareholders on or about March 22, 2023. Separate proxy materials for each of PFI, PVC, and PDSRA are being sent to PFI, PVC, and PDSRA shareholders, respectively.
PETF is a Delaware statutory trust and an open-end management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). PETF currently offers the following 14 separate series (each a “Fund” and, collectively, the “Funds”):

Principal Active High Yield ETF	Principal Spectrum Preferred Securities Active ETF
Principal Healthcare Innovators ETF	Principal Spectrum Tax-Advantaged Dividend Active ETF
Principal International Adaptive Multi-Factor ETF	Principal U.S. Large-Cap Adaptive Multi-Factor ETF
Principal Investment Grade Corporate Active ETF	Principal U.S. Mega-Cap ETF
Principal Millennial Global Growth ETF	Principal U.S. Small-Cap Adaptive Multi-Factor ETF
Principal Quality ETF	Principal U.S. Small-Cap Multi-Factor ETF
Principal Real Estate Active Opportunities ETF	Principal Value ETF

Principal Global Investors, LLC ("PGI") is the investment advisor to the Funds. PGI is an indirect, wholly-owned subsidiary of Principal Financial Group, Inc. (“PFG”). The address is in care of the Principal Financial Group, 711 High Street, Des Moines, Iowa 50392. ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, is the principal underwriter and distributor of Creation Units for the Funds. State Street Bank and Trust Company, 100 Huntington Avenue, Copley Place CPH0255, Tower 1, Floor 2, Boston, MA 20116, serves as PETF's sub-administrator.
PETF will furnish, without charge, copies of its most recent annual and semi-annual shareholder reports to any shareholder upon request. To obtain a copy of a report, please contact PETF by calling the Shareholder Services Department toll free at 1-800-222-5852 or by writing to PETF at Principal Exchange-Traded Funds, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203. Copies of each Fund's most recent annual and semi-annual shareholder reports can also be obtained at www.PrincipalAM.com/ETFProspectuses.
Summary of Proposals. The Meeting is being held to consider several proposals. The proposals to be voted upon, and the Funds to which each proposal applies, are set forth below.

	Proposal	Applicable Funds
Proposal 1	Election of the Board of Trustees	Shareholders of all Funds
Proposal 2
Approve the ability of Principal Global Investors, LLC to enter into and/or materially amend sub-advisory agreements with all sub-advisors, regardless of the degree of affiliation, as described in the proposal, on behalf of the Fund without obtaining shareholder approval.
Shareholders of all Funds, except Principal International Adaptive Multi-Factor ETF, Principal Real Estate Active Opportunities ETF, Principal Spectrum Tax-Advantaged Dividend Active ETF, Principal U.S. Large-Cap Adaptive Multi-Factor ETF, and the Principal U.S. Small-Cap Adaptive Multi-Factor ETF

VOTING INFORMATION

Voting Procedures. This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of PETF. Please vote your shares by returning the enclosed proxy card(s) in the enclosed postage-paid envelope or by following the instructions on the proxy card(s) for voting by telephone or Internet. Shareholders who wish to attend the Meeting in person may call 1-833-290-2605 to obtain instructions on how to attend the Meeting and vote their shares in person.
If you properly complete and return the enclosed proxy card(s) (or if you give your proxy by telephone or Internet), the persons named on the card(s) as proxies will vote your shares as you indicate on the card(s) (or as you instruct by telephone or Internet) or "For" approval of each proposal if you do not give an indication. You may change your vote and revoke your proxy at any time before it is voted at the Meeting in any of the following ways:
(i) by sending a written notice of revocation to the Meeting Secretary of Principal Exchange-Traded Funds in care of the Principal Financial Group, 711 High Street, Des Moines, Iowa 50392;
(ii) by submitting another properly signed proxy card at a later date to the Meeting Secretary of Principal Exchange-Traded Funds in care of the Principal Financial Group, 711 High Street, Des Moines, Iowa 50392;
(iii) by submitting another proxy by telephone or Internet at a later date; or
(iv) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chair of the Meeting.
Voting Rights. Only shareholders of record as of the close of business on February 27, 2023 (the “Record Date”) are entitled to notice of and to vote at the Meeting. The shareholders of all Funds and all share classes will vote together on Proposal 1 regarding the election of Trustees. The shareholders of each Fund, except for Principal International Adaptive Multi-Factor ETF, Principal Real Estate Active Opportunities ETF, Principal Spectrum Tax-Advantaged Dividend Active ETF, Principal U.S. Large-Cap Adaptive Multi-Factor ETF, and the Principal U.S. Small-Cap Adaptive Multi-Factor ETF (none of which Funds is voting on Proposal 2), will vote together as a single class and not by separate classes on Proposal 2. You are entitled to one vote on each proposal submitted to the shareholders of a Fund for each share of that Fund you hold, and fractional votes for fractional shares held.
The affirmative vote of a plurality of the shares voted at the Meeting is required for the election of each Trustee under Proposal 1. This means that those nominees for Trustee receiving the highest number of votes cast at the Meeting will be elected. The nominees are running unopposed, so each nominee is expected to be elected as a Trustee because all nominees who receive votes in favor will be elected. Proposal 2 requires for approval the affirmative vote of a “majority of the outstanding voting securities,” which is defined in the 1940 Act to mean, with respect to a Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present in person or by proxy at the meeting of that Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund (such lesser amount being a “Majority of the Outstanding Voting Securities”). Under this definition, Proposal 2 could be approved by as little as approximately one-third of the outstanding voting securities of the Fund to which that proposal applies.
The number of votes eligible to be cast at the Meeting with respect to each Fund as of the Record Date and other share ownership information are set forth in Appendix A to this Proxy Statement.
Quorum Requirements; Abstentions and Broker Non-Votes. A quorum must be present at the Meeting for the transaction of business by any Fund. For Proposal 1, the presence in person or by proxy of one-third of the shares of PETF outstanding as of the close of business on the Record Date constitutes a quorum. For Proposal 2, the presence in person or by proxy of one-third of the shares of each Fund, except for Principal International Adaptive Multi-Factor ETF, Principal Real Estate Active Opportunities ETF, Principal Spectrum Tax-Advantaged Dividend Active ETF, Principal U.S. Large-Cap Adaptive Multi-Factor ETF, and the Principal U.S. Small-Cap Adaptive Multi-Factor ETF (none of which Funds are voting on Proposal 2), outstanding as of the close of business on the Record Date constitutes a quorum for a meeting of that Fund.

Abstentions, if any, will be considered present for purposes of determining the existence of a quorum but will be disregarded in determining the votes cast on a proposal. As a result, with respect to (i) Proposal 1 requiring the affirmative vote of a plurality of shares cast at the Meeting, abstentions will have no effect on the outcome of such proposal, and (ii) Proposal 2 requiring the affirmative vote of a Majority of the Outstanding Voting Securities, as defined above, abstentions will have the effect of a vote against such proposals.
Broker non-votes, if any, will also be considered present for purposes of determining the existence of a quorum. The Funds understand that, under the rules of the New York Stock Exchange, brokers and nominees may, for certain "routine" matters, grant certain discretionary authority to the proxies identified on the proxy card to vote without instructions from their customers if no instructions have been received prior to the date specified in the broker's or nominee's requests for voting instructions. A broker non-vote occurs when a broker or nominee indicates it has not received voting instructions from a shareholder and is barred from voting the shares without such shareholder instructions because the proposal is considered non-routine under the rules of the New York Stock Exchange. Proposal 2 may be considered non-routine, so your broker or nominee likely will not be permitted to vote your shares if it has not received instructions from you, resulting in broker non-votes. A broker non-vote on Proposal 2 will have the same effect as a vote against such proposal. Proposal 1 is considered routine under the rules of the New York Stock Exchange, so if you do not give your broker or nominee voting instructions on this proposal, your broker or nominee may vote your shares in its discretion, resulting in no broker non-votes. However, if your broker or nominee does not exercise such discretion and a broker non-vote results, such broker non-vote will have no effect on the outcome of Proposal 1.
If the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting as to one or more proposals in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a proposal or any other matter with respect to a Fund will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.
Solicitation Procedures. PETF intends to solicit proxies by mail. Officers or employees of PETF, PGI, or their affiliates may make additional solicitations by telephone, Internet, or personal contact. They will not be specially compensated for these services. Brokerage houses, banks, and other fiduciaries may be requested to forward soliciting materials to their customers and to obtain authorization for the execution of proxies. For those services, PETF will reimburse them for their out-of-pocket expenses. PETF has retained the services of a professional proxy soliciting firm, DiCosta Partners, to assist in soliciting proxies and provide other services in connection therewith and estimates that the aggregate cost of such services will be approximately $189,000.
Expenses of the Meeting. PGI will pay the expenses of the Meeting, including those associated with the preparation and distribution of proxy materials and the solicitation of proxies.

PROPOSAL 1

ELECTION OF THE BOARD OF TRUSTEES

(Shareholders of all Funds)

At its January 26, 2023 meeting, the Board named the thirteen persons listed below as nominees for election as Trustees. Eleven of the nominees currently serve as Trustees. The other nominees, Kamal Bhatia and Kenneth McCullum, each will become a Trustee immediately if elected as a Trustee at the Meeting. If elected, Mr. Bhatia will fill the vacancy on the Board created by the departure of Timothy Dunbar, who will retire effective at the end of the Meeting.
Each nominee has agreed to be named in this Proxy Statement and to serve if elected. The Board has no reason to believe that any of the nominees will become unavailable for election as a Trustee. However, if that should occur before the Meeting, your proxy will be voted for the individual(s) recommended by the Board to fill each resulting vacancy.
The following table presents certain information regarding PETF's Trustees and the new nominees, including their principal occupations (which, unless specific dates are shown, are of more than five years duration) and other directorships held in reporting companies under the Securities Exchange Act of 1934 or registered investment companies under the 1940 Act. Mr. Dunbar is not standing for re-election at the Meeting because he is retiring from the Board effective at the end of the Meeting. Information is listed separately for those Trustees and nominees who are “interested persons” (as defined in the 1940 Act) of PETF (the “Interested Trustees”) and those Trustees and nominees who are not interested persons of PETF (the “Independent Trustees”). Four of the nominees for Independent Trustee, Mr. Hymes, Mr. Lattimer, Ms. Dryer and Ms. Grieb, have not previously been elected Trustees by PETF's shareholders. The Board’s Nominating and Governance Committee, composed of four of PETF’s Independent Trustees, selected and nominated Mr. Hymes, Mr. Lattimer, Ms. Dryer and Ms. Grieb as candidates for Trustee upon the recommendations of one or more of the Trustees or with the assistance of a professional search firm. The two new nominees for Interested Trustee, Mr. Bhatia and Mr. McCullum, have not previously served as Trustees, and both were selected and nominated as candidates for Trustee upon the recommendations of PGI, PETF's investment advisor.
All individuals who are current PETF Trustees also serve as Directors of PFI and PVC, both mutual funds advised by PGI; and as Trustees of PDSRA, an interval fund advised by PGI. All individuals who are nominees as PETF Trustees are also currently standing as nominees for election as directors or trustees, as applicable, of PFI, PVC, and PDSRA and, if elected by those respective shareholders, will serve as directors or trustees, as applicable, of PFI, PVC, and PDSRA. If the same individuals are not elected by the shareholders of each of PFI, PVC, PETF, and PDSRA, the compositions of those boards will differ. PFI, PVC, PETF, and PDSRA (collectively, the “Fund Complex”) currently offer shares of a combined total of 132 funds.
Each Trustee generally will serve until the next annual meeting of shareholders or until such Trustee's earlier death, resignation, or removal. Independent Trustees have a 72-year age limit and, for Independent Trustees elected on or after September 14, 2021, a 72-year age limit or a 15-year term limit, whichever occurs first. The Board may waive the age or term limits in the Board’s discretion. Pursuant to this policy, Messrs. Barnes and Hirsch are expected to retire in December 2023.

INDEPENDENT BOARD MEMBERS and NOMINEES
Name, Address, and Year of Birth	Board Positions Held with Fund Complex	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held During Past 5 Years
Leroy T. Barnes, Jr. 711 High Street Des Moines, IA 50392 1951	Director, PFI and PVC (since 2012) Trustee, PETF (since 2014) Trustee, PDSRA (since 2019)	Retired	132	McClatchy Newspapers, Inc. (2000 - 2020); Frontier Communications, Inc.(2005 - 2019)
Craig Damos 711 High Street Des Moines, IA 50392 1954	Lead Independent Board Member (since 2020) Director, PFI and PVC (since 2008) Trustee, PETF (since 2014) Trustee, PDSRA (since 2019)	President, C.P. Damos Consulting LLC (consulting services)	132	None
Katharin S. Dyer 711 High Street Des Moines, IA 50392 1957	Director, PFI and PVC (since 2023) Trustee, PETF and PDSRA (since 2023	Founder and Chief Executive Officer, Pivotwise (consulting services) Global Partner, IBM (technology company) from 2016-2018	132	Liquidity Services, Inc. (2020 - present)
Frances P. Grieb 711 High Street Des Moines, IA 50392 1960	Director, PFI and PVC (since 2023) Trustee, PETF and PDSRA (since 2023	Retired	132	First Interstate BancSystems, Inc. (2022 - present) Great Western Bancorp, Inc. and Great Western Bank (2014 - 2022)
Fritz S. Hirsch 711 High Street Des Moines, IA 50392 1951	Director, PFI and PVC (since 2005) Trustee, PETF (since 2014) Trustee, PDSRA (since 2019)	Interim CEO, MAM USA (manufacturer of infant and juvenile products) February 2020 to October 2020,	132	MAM USA (2011 - present)
Victor L. Hymes 711 High Street Des Moines, IA 50392 1957	Director, PFI and PVC (since 2020) Trustee, PDSRA and PETF (since 2020)	Founder, CEO, and Chief Investment Officer, Legato Capital Management, LLC (investment management company)	132	None
Padelford L. Lattimer 711 High Street Des Moines, IA 50392 1961	Director, PFI and PVC (since 2020) Trustee, PDSRA and PETF (since 2020)	Managing Partner, TBA Management Consulting LLC (management consulting and staffing company)	132	None
Karen McMillan 711 High Street Des Moines, IA 50392 1961	Director, PFI and PVC (since 2014) Trustee, PETF (since 2014) Trustee, PDSRA (since 2019)	Founder/Owner, Tyche Consulting LLC (consulting services) Managing Director, Patomak Global Partners, LLC (financial services consulting) from 2014-2021	132	None
Elizabeth A. Nickels 711 High Street Des Moines, IA 50392 1962	Director, PFI and PVC (since 2015) Trustee, PETF (since 2015) Trustee, PDSRA (since 2019)	Retired	132	SpartanNash (2000 - 2022)
Mary M. VanDeWeghe 711 High Street Des Moines, IA 50392 1959	Director, PFI and PVC (since 2018) Trustee, PETF (since 2018) Trustee, PDSRA (since 2019)	CEO and President, Forte Consulting, Inc. (financial and management consulting)	132	Helmerich & Payne (2019 - present); Denbury Resources Inc. ( 2019 - 2020)

The following Trustees are considered to be Interested Trustees because they are affiliated persons of PGI,

INTERESTED BOARD MEMBERS and NOMINEES
Name, Address, and Year of Birth	Board Positions Held with Fund Complex	Positions with PGI and its affiliates; Principal Occupation(s) During Past 5 Years** (unless noted otherwise)	Number of Portfolios Overseen in Fund Complex	Other Directorships Held During Past 5 Years
Kamal Bhatia 711 High Street Des Moines, IA 50392 1972	President and Chief Executive Officer (since 2019)
PGI
Director (since 2019)
President-Principal Funds (since 2019)
PFD
Director (since 2019)
PFGI, PFSI, and PLIC
Senior Executive Director and Chief Operating Officer - PAM (since 2022)
Senior Executive Director and Chief Operating Officer - PGI (2020-2022)
President-Principal Funds (2019-2020)
Post
Director (since 2020)
Principal-REI
Senior Executive Director and Chief Operating Officer - PGI (since 2022)
Director (since 2020)
PSS
Executive Vice President (since 2019)
Director and Chair (2019-2022)
Spectrum
Director (since 2021)
Origin
Additional Director (since 2022)
Oppenheimer Funds
Senior Vice President (2011-2019)
			132	None
Patrick G. Halter 711 High Street Des Moines, IA 50392 1959	Director, PFI and PVC (since 2017) Trustee, PETF (since 2017) Trustee, PDSRA (since 2019)	PGI Chair (since 2018) Chief Executive Officer and President (since 2018) Director (since 2003) PFGI, PFSI, and PLIC President and Chief Executive Officer - PAM (since 2022) President - PGAM (2020-2022) Post Director (since 2017) Chair (2017-2020) Principal-REI President - PGAM (since 2022) Director and Chair (since 2004) Chief Executive Officer and President (2018-2021) Origin Director (2018-2019)	132	None
Kenneth A. McCullum 711 High Street Des Moines, IA 50392 1964		PFSI Executive Vice President and Chief Risk Officer (since 2023) Senior Vice President and Chief Risk Officer (2020-2023) Vice President and Chief Actuary (2015-2020) PLIC Executive Vice President and Chief Risk Officer (since 2023) Senior Vice President and Chief Risk Officer (2020-2023) Vice President and Chief Actuary (2015-2020)	132	None

**Abbreviations used:
Origin Asset Management LLP (Origin)	Principal Global Investors, LLC (PGI)
Post Advisory Group, LLC (Post)	Principal Life Insurance Company (PLIC)
Principal Asset Management (PAM)	Principal Real Estate Investors, LLC (Principal - REI)
Principal Financial Group, Inc. (PFGI)	Principal Securities, Inc. (PSI)
Principal Financial Services, Inc. (PFSI)	Principal Shareholder Services, Inc. (PSS)
Principal Funds Distributor, Inc. (PFD)	Spectrum Asset Management, Inc. (Spectrum)
Principal Global Asset Management (PGAM)
Correspondence intended for the Board or for an individual Trustee may be sent to the attention of the Board or the individual Trustee at 711 High Street, Des Moines, Iowa 50392. All communications addressed to the Board or to an individual Trustee received by PETF are forwarded to the full Board or to the individual Trustee.
Officers of PETF

The following table presents certain information regarding the current officers of PETF, including their principal occupations (which, unless specific dates are shown, are of more than five years duration). Officers serve at the pleasure of the Board. Each PETF officer holds the same position with PFI, PVC and PDSRA.

FUND COMPLEX OFFICERS
Name, Address and Year of Birth	Position(s) Held with Fund Complex	Positions with PGI and its Affiliates; Principal Occupations During Past 5 Years**
Kamal Bhatia 711 High Street Des Moines, IA 50392 1972	President and Chief Executive Officer (since 2019)
PGI
Director (since 2019)
President-Principal Funds (since 2019)
PFD
Director (since 2019)
PFGI, PFSI, and PLIC
Senior Executive Director and Chief Operating Officer - PAM (since 2022)
Senior Executive Director and Chief Operating Officer - PGI
(2020-2022)
President-Principal Funds (2019-2020)
Post
Director (since 2020)
Principal-REI
Senior Executive Director and Chief Operating Officer - PGI
(since 2022)
Director (since 2020)
PSS
Executive Vice President (since 2019)
Director and Chair (2019-2022)
Spectrum
Director (since 2021)
Origin
Additional Director (since 2022)
Oppenheimer Funds
Senior Vice President (2011-2019)

Randy D. Bolin 711 High Street Des Moines, IA 50392 1961	Assistant Tax Counsel (since 2020)	Vice President/Associate General Counsel, PGI (since 2016) Vice President/Associate General Counsel, PFSI (since 2013) Vice President/Associate General Counsel, PLIC (since 2013)
Beth Graff 711 High Street Des Moines, IA 50392 1968	Vice President and Assistant Controller (since 2021)	Director – Fund Accounting, PLIC (since 2016)
Gina L. Graham 711 High Street Des Moines, IA 50392 1965	Treasurer (since 2016)	Vice President and Treasurer, PGI (since 2016)
Vice President and Treasurer, PFD (since 2016)
Vice President and Treasurer, PFSI (since 2016)
Vice President and Treasurer, PLIC (since 2016)
Vice President and Treasurer, Principal - REI (since 2017)
Vice President and Treasurer, PSI (since 2016)
Vice President and Treasurer, PSS (since 2016)
Vice President and Treasurer, RobustWealth, Inc. (since 2018)
Megan Hoffmann 711 High Street Des Moines, IA 50392 1979	Vice President and Controller (since 2021)	Director – Accounting, PLIC (since 2020) Assistant Director – Accounting, PLIC (2017-2020)

FUND COMPLEX OFFICERS
Name, Address and Year of Birth	Position(s) Held with Fund Complex	Positions with PGI and its Affiliates; Principal Occupations During Past 5 Years**
Laura B. Latham 711 High Street Des Moines, IA 50392 1986	Assistant Counsel and Assistant Secretary (since 2018)	Counsel, PGI (since 2018) Counsel, PLIC (since 2018)
Diane K. Nelson 711 High Street Des Moines, IA 50392 1965	AML Officer (since 2016)	Chief Compliance Officer/AML Officer, PSS (since 2015)
Tara Parks 711 High Street Des Moines, IA 50392 1983	Vice President and Assistant Controller (since 2021)	Director – Accounting, PLIC (since 2019) Tax Manager – ALPS Fund Services (2011 – 2019)
Deanna Y. Pellack 711 High Street Des Moines, IA 50392 1987	Assistant Counsel and Assistant Secretary (since 2022)
Counsel, PLIC (since 2022)
Vice President, The Northern Trust Company (2019-2022)
Second Vice President, The Northern Trust Company (2014-2019) Secretary, Advisers Investment Trust (2021-2022)
Assistant Secretary, Advisers Investment Trust (2018-2021)

Sara L. Reece 711 High Street Des Moines, IA 50392 1975	Vice President and Chief Operating Officer (since 2021) Vice President and Controller (2016-2021)	Managing Director – Global Fund Ops, PLIC (since 2021) Managing Director – Financial Analysis/ Planning, PLIC (2021) Director – Accounting, PLIC (2015-2021)
Teri R. Root 711 High Street Des Moines, IA 50392 1979	Chief Compliance Officer (since 2018) Interim Chief Compliance Officer (2018) Deputy Chief Compliance Officer (2015-2018)	Chief Compliance Officer - Funds, PGI (since 2018) Vice President, PSS (since 2015)
Michael Scholten 711 High Street Des Moines, IA 50392 1979	Chief Financial Officer (since 2021)
Chief Operations Officer, PFD (since 2022)
Chief Financial Officer, PFD (2016-2022)
Assistant Vice President and Actuary, PLIC (since 2021)
Chief Financial Officer – Funds/Platforms, PLIC (since 2015)
Chief Financial Officer, PSS (since 2015)

Adam U. Shaikh 711 High Street Des Moines, IA 50392 1972	Assistant Secretary (since 2022) Assistant Counsel (since 2006)	Assistant General Counsel, PGI (since 2018) Counsel, PLIC (since 2006)
John L. Sullivan 711 High Street Des Moines, IA 50392 1970	Assistant Counsel and Assistant Secretary (since 2019)	Counsel, PGI (since 2020) Counsel, PLIC (since 2019) Prior thereto, Attorney in Private Practice
Dan L. Westholm 711 High Street Des Moines, IA 50392 1966	Assistant Treasurer (since 2006)	Assistant Vice President-Treasury, PGI (since 2013)
Assistant Vice President-Treasury, PFD (since 2013)
Assistant Vice President-Treasury, PLIC (since 2014)
Assistant Vice President-Treasury, PSI (since 2013)
Assistant Vice President-Treasury, PSS (since 2013)
Beth C. Wilson 711 High Street Des Moines, IA 50392 1956	Vice President and Secretary (since 2007)	Director and Secretary-Funds, PLIC (since 2007)

FUND COMPLEX OFFICERS
Name, Address and Year of Birth	Position(s) Held with Fund Complex	Positions with PGI and its Affiliates; Principal Occupations During Past 5 Years**
Clint L. Woods 711 High Street Des Moines, IA 50392 1961	Counsel, Vice President, and Assistant Secretary (since 2018) Of Counsel (2015-2018)
PGI
Vice President, Associate General Counsel, and Assistant Secretary
(since 2021)
Vice President, Associate General Counsel, and Secretary (2020-2021)
Vice President, Associate General Counsel, Governance Officer, and
Assistant Corporate Secretary (2018-2020)
PFD
Vice President, Associate General Counsel, and Secretary (since 2021)
Vice President, Associate General Counsel, and
Assistant Corporate Secretary (2019-2021)
PFSI
Vice President, Associate Counsel, Governance Officer, and
Assistant Corporate Secretary (since 2015)
PLIC
Vice President, Associate General Counsel, Governance Officer, and
Assistant Corporate Secretary (since 2015)
Post
Assistant Secretary (since 2021)
Secretary (2020-2021)
Principal-REI
Vice President, Associate General Counsel, Governance Officer,
and Secretary (since 2020)
Vice President, Associate Counsel, Governance Officer, and
Assistant Corporate Secretary (2020)
PSI
Vice President, Associate General Counsel, and Secretary (2021-2022)
Vice President, Associate General Counsel, and Assistant Corporate
Secretary (2019-2021)
PSS
Vice President, Associate General Counsel, and Secretary (since 2021)
Vice President, Associate General Counsel, and Assistant Corporate
Secretary (2019-2021)
RobustWealth, Inc.
Vice President, Associate General Counsel, and Assistant Corporate
Secretary (since 2019)
Spectrum
Assistant Secretary (since 2021)
Secretary (2020-2021)

Jared A. Yepsen 711 High Street Des Moines, IA 50392 1981	Assistant Tax Counsel (since 2017)	Counsel, PGI (2017-2019) Counsel, PLIC (since 2015)

**Abbreviations used:
Origin Asset Management LLP (Origin)	Principal Global Investors, LLC (PGI)
Post Advisory Group, LLC (Post)	Principal Life Insurance Company (PLIC)
Principal Asset Management (PAM)	Principal Real Estate Investors, LLC (Principal - REI)
Principal Financial Group, Inc. (PFGI)	Principal Securities, Inc. (PSI)
Principal Financial Services, Inc. (PFSI)	Principal Shareholder Services, Inc. (PSS)
Principal Funds Distributor, Inc. (PFD)	Spectrum Asset Management, Inc. (Spectrum)
Principal Global Asset Management (PGAM)

Leadership Structure of the Board of Trustees

The Board is responsible for overseeing PETF’s operations in accordance with the 1940 Act, other applicable laws, and PETF’s declaration of trust. In addition to serving on the PETF Board, each Trustee serves on the PFI Board, PVC Board, and the PDSRA Board. The Board elects the officers of PETF to supervise its day-to-day operations. The Board meets in regularly scheduled meetings eight times throughout the year. Board meetings may occur in-person, by telephone, or virtually. In addition, the Board holds special meetings or informal calls to discuss specific matters that may arise or require action between regularly scheduled meetings. Independent Trustees also meet annually to consider renewal of PETF’s advisory contracts.

As of the Record Date, the Board is composed of twelve members, ten of whom are Independent Trustees. As stated above, Mr. Dunbar has announced his intention to retire as member of the Board effective at the end of the Meeting. Mr. Bhatia will fill the Board vacancy created by Mr. Dunbar's retirement, effective immediately, if he is elected a Trustee at the Meeting. Following Mr. Dunbar's retirement and if all nominees are elected, the Board will be composed of thirteen members, ten of whom are Independent Trustees.
Currently, the Chair of the Board, Timothy M. Dunbar is an interested person of PETF. The Independent Trustees have appointed a lead Independent Trustee, currently Mr. Damos, whose role is to review and approve, with the Chair, each Board meeting's agenda and to facilitate communication between and among the Independent Trustees, management, and the full Board. The Board’s leadership structure is appropriate for the Fund Complex given the characteristics and circumstances, including the number of portfolios, variety of asset classes, the net assets, and distribution arrangements. The appropriateness of this structure is enhanced by the establishment and allocation of responsibilities among the Board committees, which are described below and which report their activities to the Board on a regular basis. Following Mr. Dunbar's retirement at the end of the Meeting, the Board anticipates continuing its current governance structure with an interested Board Chair and a Lead Independent Trustee.
Each Trustee and Trustee nominee has significant prior senior management and/or board experience. The Trustees were selected to serve, and continue to serve, on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Board members, a commitment to the interests of shareholders, and, for each Independent Trustee, a demonstrated willingness to take an independent and questioning view of management. In addition to these general qualifications, the Board seeks members who will build upon the Board's diversity. Below is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion that each person identified below should serve as a Trustee. As required by rules adopted under the 1940 Act, the Independent Trustees select and nominate all candidates for Independent Trustee positions.
Independent Board Members
Leroy T. Barnes, Jr. Mr. Barnes has served as an Independent Board Member of the Fund Complex since 2012. From 2001 to 2005, Mr. Barnes served as Vice President and Treasurer of PG&E Corporation. From 1997 to 2001, Mr. Barnes served as Vice President and Treasurer of Gap, Inc. Through his education, employment experience, and experience as a board member, Mr. Barnes is experienced with financial, accounting, regulatory and investment matters.
Craig Damos. Mr. Damos has served as an Independent Board Member of the Fund Complex since 2008. Since 2011, Mr. Damos has served as the President of C.P. Damos Consulting, LLC (doing business as Craig Damos Consulting). He has also served as a director of the employees' stock ownership plan of the Baker Group since 2020. Mr. Damos served as President and Chief Executive Officer of Weitz Company from 2006 to 2010; Vertical Growth Officer of Weitz Company from 2004 to 2006; and Chief Financial Officer of Weitz Company from 2000 to 2004. From 2005 to 2008, Mr. Damos served as a director of West Bank. Through his education, employment experience, and experience as a board member, Mr. Damos is experienced with financial, accounting, regulatory and investment matters.
Katharin S. Dyer. Ms. Dyer has served as an Independent Board Member of the Fund Complex since January 2023. She is the founder and Chief Executive Officer of PivotWise, a firm providing strategic advice focused on digital transformation. Ms. Dyer currently serves as a director of Liquidity Services and the Grameen Foundation. She previously served as a director of Providence Health from 2019 to 2021, Noora Health from 2018 to 2021, YWCA of Nashville and Middle Tennessee from 2016 to 2022, and CARE from 2001 to 2013. She was formerly employed by IBM Global Services as a Global Partner and a member of the senior leadership team from 2016 to 2018. Ms. Dyer was a member of the Global Management Team at American Express Company from 2013 to 2015. Through her education, employment experience, and experience as a board member, Ms. Dyer is experienced with financial, information and digital technology, investment, and regulatory matters.

Frances P. Grieb. Ms. Grieb has served as an Independent Board Member of the Fund Complex since January 2023. Ms. Grieb currently serves as a director of First Interstate BancSystem, Inc. and the National Advisory Board of the College of Business at the University of Nebraska at Omaha. She is a member of the American Institute of Certified Public Accountants and the National Association of Corporate Directors. From 2014 to 2022, she served as a director of Great Western Bancorp, Inc. Ms. Grieb is a retired partner having served in various leadership roles at Deloitte LLP from 1982 to 2010. Ms. Grieb is a retired Certified Public Accountant. Through her education, employment experience, and experience as a board member, Ms. Grieb is experienced with financial, accounting, investment, and regulatory matters.
Fritz S. Hirsch. Mr. Hirsch has served as an Independent Board Member of the Fund Complex since 2005. From 2011 to 2015, Mr. Hirsch served as CEO of MAM USA. He served as President and Chief Executive Officer of Sassy, Inc. from 1986 to 2009, and Chief Financial Officer of Sassy, Inc. from 1983 to 1985. Through his education, employment experience, and experience as a board member, Mr. Hirsch is experienced with financial, accounting, regulatory and investment matters.
Victor L. Hymes. Mr. Hymes has served as an Independent Board Member of the Fund Complex since 2020. He currently serves as Founder, Chief Executive Officer, and Chief Investment Officer of Legato Capital Management, LLC. Over the past thirty years, Mr. Hymes has served in the roles of CEO, COO, CIO, portfolio manager and other senior management positions with investment management firms, including Zurich Scudder Investments, Inc., Goldman, Sachs & Co., and Kidder, Peabody & Co. Mr. Hymes has served on numerous boards, and has chaired four investment committees over the past two decades. Through his education, employment experience and experience as a board member, Mr. Hymes is experienced with financial, accounting, regulatory, and investment matters.
Padelford L. Lattimer. Mr. Lattimer has served as an Independent Board Member of the Fund Complex since 2020. He currently serves as Managing Partner for TBA Management Consulting LLC. For more than twenty years, Mr. Lattimer served in various capacities at financial services companies, including as a senior managing director for TIAA Cref Asset Management (2004-2010), First Vice President at Mellon Financial Corporation (2002-2004), and in product management roles at Citibank (2000-2002). Through his education, employment experience and experience as a board member, Mr. Lattimer is experienced with financial, regulatory and investment matters.
Karen McMillan. Ms. McMillan has served as an Independent Board Member of the Fund Complex since 2014. Ms. McMillan is the founder and owner of Tyche Consulting LLC. She served as a Managing Director of Patomak Global Partners, LLC from 2014 to 2021. From 2007 to 2014, Ms. McMillan served as general counsel to the Investment Company Institute. Prior to that (from 1999 to 2007), she worked as an attorney in private practice, specializing in the mutual fund industry. From 1991 to 1999, she served in various roles as counsel at the SEC, Division of Investment Management, including as Assistant Chief Counsel. Through her professional education, experience as an attorney, and experience as a board member, Ms. McMillan is experienced in financial, investment, and regulatory matters.
Elizabeth A. Nickels. Ms. Nickels has served as an Independent Board Member of the Fund Complex since 2015. From 2000 to 2022, Ms. Nickels served as a director of SpartanNash. From 2008 to 2017, she served as a director of the not-for-profit Spectrum Health System; from 2014 to 2016, she served as a director of Charlotte Russe; from 2014 to 2015, she served as a director of Follet Corporation; and from 2013 to 2015, she served as a director of PetSmart. Ms. Nickels was formerly employed by Herman Miller, Inc. in several capacities: from 2012 to 2014, as the Executive Director of the Herman Miller Foundation; from 2007 to 2012, as President of Herman Miller Healthcare; and from 2000 to 2007, as Chief Financial Officer. Through her education, employment experience, and experience as a board member, Ms. Nickels is experienced with financial, accounting, and regulatory matters.
Mary M. VanDeWeghe. Ms. VanDeWeghe has served as an Independent Board Member of the Fund Complex since 2018. She is CEO and President of Forte Consulting, Inc., and was previously employed as a Finance Professor at Georgetown University from 2009 to 2016, Senior Vice President - Finance at Lockheed Martin Corporation from 2006 to 2009, a Finance Professor at the University of Maryland from 1996 to 2006, and in various positions at J.P. Morgan from 1983 to 1996. Ms. VanDeWeghe currently serves as a director of Helmerich & Payne (2019-present) and previously served as a director of Denbury Resources Inc. from 2019 to 2020, Brown Advisory from 2003 to 2018, B/E Aerospace from 2014 to 2017, WP Carey from 2014 to 2017, and Nalco (and its successor Ecolab) from 2009 to 2014. Through her education, employment experience, and experience as a board member, Ms. VanDeWeghe is experienced with financial, accounting, investment, and regulatory matters.

Interested Board Members
Kamal Bhatia. Mr. Bhatia serves as the Chief Operating Officer for Principal® Asset Management. He has served as President and Chief Executive Officer of the Fund Complex since 2019. Mr. Bhatia joined Principal® in 2019 and serves as a director of numerous Principal® affiliates. From 2011 to 2019 he was a Senior Vice President for Oppenheimer Funds. Mr. Bhatia is a CFA® charter holder. Through his education and experience, Mr. Bhatia is experienced with financial, marketing, regulatory, and investment matters.
Patrick G. Halter. Mr. Halter has served as a Board Member of the Fund Complex since 2017. Mr. Halter also serves as President for Principal® Asset Management and as Chief Executive Officer, President and Chair of PGI, and Chief Executive Officer, President and Chair of Principal Real Estate Investors. He serves on numerous boards of directors of Principal® affiliates and has served in various other positions since joining Principal® in 1984. Through his education and employment experience, Mr. Halter is experienced with financial, accounting, regulatory, and investment matters.
Kenneth A. McCullum. Mr. McCullum has served as Executive Vice President and Chief Risk Officer for Principal® since 2023. Prior to that he served as Senior Vice President and Chief Risk Officer for Principal® from 2020 to 2023 and Vice President and Chief Actuary for Principal® from 2015 to 2020. From 2013 to 2015 Mr. McCullum was an Executive Vice President responsible for business development at Delaware Life Insurance Company. He served as a Senior Vice President for the life annuity business at Sun Life from 2010 to 2013. Mr. McCullum is a Fellow of the Society of Actuaries, and is a Member of the American Academy of Actuaries. Through his education and experience, Mr. McCullum is experienced with financial, accounting, regulatory, and investment matters.
Risk oversight forms part of the Board’s general oversight of the Fund Complex. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Funds' compliance program and reports to the Board regarding compliance matters for the Funds and principal service providers. As part of its regular oversight functions, the Board, directly or through a committee, interacts with and reviews reports from, among others: Fund Complex management, sub-advisors, the Chief Compliance Officer, the independent registered public accounting firm, and internal auditors for PGI or its affiliates, as appropriate. The Board, with the assistance of management and PGI, reviews investment policies and risks in connection with its review of Fund Complex performance. In addition, as part of the Board’s periodic review of advisory, sub-advisory, and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board has designated PGI as the Funds’ valuation designee, as permitted by SEC Rule 2a-5, where PGI is responsible for the day-to-day valuation and oversight responsibilities of the Funds, subject to the Board’s oversight. PGI has established a Valuation Committee to fulfill its oversight responsibilities as the Funds’ valuation designee.
The Board has established the following committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks PETF faces.

Board Committees
Audit Committee
The Audit Committee's primary purpose is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Fund Complex's accounting policies, valuation policies and procedures, financial reporting, and internal control systems, as well as the work of the independent registered public accounting firm. The Audit Committee assists Board oversight of (1) the integrity of the Fund Complex's financial statements; (2) the Fund Complex's compliance with certain legal and regulatory requirements; (3) the independent registered public accounting firm's qualifications and independence; (4) the performance of the Fund Complex's independent registered public accounting firm; and (5) the valuation process for the Fund Complex. The Audit Committee also serves to provide an open avenue of communication among the independent registered public accounting firm, PGI's internal auditors, Fund Complex management, and the Board. As of the Record Date, the Audit Committee is composed of Mr. Barnes, Ms. Grieb, Mr. Hymes (Chair), Ms. Nickels, and Ms. VanDeWeghe.
A copy of the Audit Committee Charter is included as Appendix B to this Proxy Statement.

Executive Committee
The Executive Committee’s primary purpose is to exercise certain powers of the Board when the Board is not in session. When the Board is not in session, the Executive Committee may exercise all powers of the Board in the management of the Fund Complex's business except the power to (1) issue stock, except as permitted by law; (2) recommend to the shareholders any action that requires shareholder approval; (3) amend the declaration of trust or bylaws; or (4) approve any merger or share exchange that does not require shareholder approval. As of the Record Date, the Executive Committee is composed of Mr. Damos, Mr. Dunbar (Chair), and Mr. Halter.
Nominating and Governance Committee
The Nominating and Governance Committee's primary purpose is to oversee the structure and efficiency of the Board and the committees established by the Board. The Nominating and Governance Committee responsibilities include evaluating Board membership and functions, committee membership and functions, insurance coverage, and legal matters.
The nominating functions of the Nominating and Governance Committee include selecting and nominating independent trustee candidates for election to the Board. Generally, the Nominating and Governance Committee requests trustee nominee suggestions from the Board and management, but may, and occasionally does, engage a professional recruiting firm to assist it in identifying and evaluating candidates. In addition, the Nominating and Governance Committee will consider trustee candidates recommended by shareholders of the Fund Complex.
Trustee recommendations should be submitted in writing to Principal Exchange-Traded Funds at 711 High Street, Des Moines, Iowa 50392. When evaluating a person as a potential nominee to serve as an Independent Trustee, the Nominating and Governance Committee will generally consider, among other factors: potential term of service; educational background; relevant business and industry experience; whether the person is an "interested person" of the Funds as defined in the 1940 Act; and whether the person is willing to serve, and willing and able to commit the time necessary to attend meetings and perform the duties of an independent trustee. The final decision regarding a nominee is based on a combination of factors, including the strengths and the experience a specific individual may bring to the Board. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience, and views among its members, and considers these factors in evaluating the composition of the Board. As of the Record Date, the Nominating and Governance Committee is composed of Mr. Damos, Mr. Hirsch, Mr. Hymes, and Ms. Nickels (Chair).
The Nominating and Governance Committee Charter can be found at https://secure02.principal.com/publicvsupply/GetFile?fm=MM13013&ty=VOP&EXT=.VOP.
Operations Committee
The Operations Committee’s primary purpose is to oversee the provision of administrative and distribution services to the Fund Complex, communications with Fund Complex shareholders, and review and oversight of Fund Complex operations. As of the Record Date, the Operations Committee is composed of Mr. Damos, Ms. Dyer, Mr. Lattimer (Chair), and Ms. McMillan.
15(c) Committee
The 15(c) Committee's primary purpose is to assist the Board in performing the annual review of the Fund Complex's advisory and sub-advisory agreements pursuant to Section 15(c) of the 1940 Act. The 15(c) Committee's responsibilities include requesting and reviewing related materials. As of the Record Date, the 15(c) Committee is composed of Mr. Hirsch, Mr. Lattimer, Ms. McMillan (Chair), and Ms. VanDeWeghe.

Board and Committee Meetings
The Board of Trustees held the following Board and Board committee meetings during the 2022 fiscal year:

Board/Committee	Fiscal Year ended 6/30/2022
Board of Trustees	8
Audit Committee	10
Executive Committee	0
Nominating and Governance Committee	5
Operations Committee	4
15(c) Committee	6

For the 2022 fiscal year, each then-serving Trustee attended at least 75% of the aggregate number of meetings of the Board and of each Board committee on which the Trustee served, held during the time the Trustee was a member of the Board.
None of the Funds currently have a formal policy regarding Board members’ attendance at shareholders’ meetings. None of the Funds held, or were required to hold, a shareholders’ meeting at which Board members were elected during its last fiscal year.
Compensation

The Fund Complex does not pay any remuneration to its officers or to any Interested Trustees. The Board annually considers a proposal to reimburse PGI for certain expenses, including a portion of the Chief Compliance Officer's compensation. If the proposal is adopted, these amounts are allocated across all Funds based on relative net assets of each portfolio.
Each Independent Trustee received compensation for service as a member of the Boards of all investment companies in the Fund Complex based on a schedule that takes into account an annual retainer amount, the number of meetings attended, and expenses incurred. Trustee compensation and related expenses are allocated to each of the Funds based on the net assets of each relative to combined net assets of the Fund Complex.
The following table provides information regarding the compensation received by the Independent Trustees from PETF and from the Fund Complex during the fiscal year ended June 30, 2022.  As stated above, the Fund Complex includes PETF, PFI, PVC, and PDSRA.  PETF does not provide retirement benefits to any Trustee.

Trustee	PETF FY Ended 6/30/22	Fund Complex FY Ended 6/30/22
Leroy T. Barnes, Jr.	$6,200	$307,500
Craig Damos	$7,266	$362,500
Fritz S. Hirsch	$6,619	$628,750
Victor L. Hymes	$6,498	$323,750
Padelford L. Lattimer	$6,290	$312,500
Karen McMillan	$6,479	$322,500
Elizabeth A. Nickels	$6,714	$333,750
Mary M. VanDeWeghe	$6,342	$315,000

Ms. Dyer and Ms. Grieb were both elected to the Board effective January 26, 2023, and therefore did not receive compensation from PETF or the Fund Complex for the fiscal year ended June 30, 2022.

Share Ownership

The following tables set forth the dollar range of the equity securities of each Fund, and the aggregate dollar range of the equity securities of all funds in the Fund Complex, that were beneficially owned by the Trustees and Trustee nominees as of December 31, 2022. As of that date, each of the Trustees listed in the table did not own shares of Funds that do not appear in the table.
For the purpose of these tables, beneficial ownership means a direct or indirect pecuniary interest. Only Interested Trustees are eligible to participate in an employee benefit program that invests in the Fund Complex. Trustees who beneficially owned shares of a series of PVC did so through variable life insurance and variable annuity contracts. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following dollar ranges:

A - $0	D - $50,001 up to and including $100,000
B - $1 up to and including $10,000	E - $100,001 or more
C - $10,001 up to and including $50,000

Independent Trustees (Not Considered to Be “Interested Persons”)

ETF	Barnes	Damos	Hirsch	Hymes	Lattimer	McMillan	Nickels	VanDeWeghe
Principal Millennial Global Growth ETF	A	A	A	A	A	D	A	A
Principal U.S. Mega-Cap ETF	A	A	A	A	A	A	A	E
Total Fund Complex	E	E	E	E	C	E	E	E

Ms. Dyer and Ms. Grieb were both elected to the Board effective January 26, 2023, and therefore did not have ownership in the Funds or the Fund Complex as of December 31, 2022.
Trustees Considered to be "Interested Persons"

	Board Members as of 12/31/2022		Board Nominees
Fund	Dunbar	Halter	Bhatia	McCullum
Ownership through participation in an Employee Benefit Plan
Principal U.S. Mega-Cap ETF	A	A	D	A
Total Fund Complex	E	E	E	E
Required vote. The shareholders of all Funds will vote together on the election of Trustees. The affirmative vote of a plurality of the shares voted at the Meeting at which a quorum is present is required for the election of a Trustee of PETF. If one or more nominee(s) for Trustee are not elected, the Board will determine what action, if any, should be taken.
The Board of Trustees recommends that shareholders vote “For” each nominee.

PROPOSAL 2

APPROVAL OF THE ABILITY OF PGI TO ENTER INTO AND/OR MATERIALLY AMEND AGREEMENTS
WITH ALL SUB-ADVISORS, REGARDLESS OF DEGREE OF AFFILIATION, ON BEHALF OF THE FUND
WITHOUT OBTAINING SHAREHOLDER APPROVAL

(Shareholders of all Funds, except for Principal International Adaptive Multi-Factor ETF, Principal Real Estate Active Opportunities ETF, Principal Spectrum Tax-Advantaged Dividend Active ETF, Principal U.S. Large-Cap Adaptive Multi-Factor ETF, and the Principal U.S. Small-Cap Adaptive Multi-Factor ETF)
Background
Section 15(a) of the 1940 Act generally requires an investment company to obtain shareholder approval before retaining a new sub-advisor or making material changes to an existing sub-advisory agreement. On January 19, 1999, the SEC granted an exemptive order (the “Unaffiliated Order”) to the Funds and Principal Management Corporation (“PMC”), the advisor to the Fund Complex at the time. PMC merged with and into PGI on May 1, 2017 (subsequent references in this proposal to PGI include where appropriate PMC as its predecessor). PGI is allowed by the terms of the Unaffiliated Order to rely on that order as PMC’s successor. The Unaffiliated Order allows PETF and PGI to enter into and materially amend agreements with unaffiliated sub-advisors without requiring shareholder approval. Subsequently, on September 8, 2014, the SEC granted to PETF and PGI an exemptive order that expanded and replaced the Unaffiliated Order by allowing PETF and PGI to enter into and materially amend agreements with wholly owned affiliated sub-advisors (i.e., affiliated sub-advisors that are at least 95% owned, directly or indirectly, by PGI and/or an affiliated person of PGI) (the “Exemptive Order”). However, as a condition to such relief, the shareholders of each PETF Fund must approve such Fund’s reliance on the expanded relief.
Shareholders of all the PETF Funds have approved such Fund’s reliance on the Exemptive Order. Although not covered by the Exemptive Order, shareholders of all the PETF Funds have approved PGI’s ability, on behalf of the applicable Fund, to enter into, or materially amend, a sub‑advisory agreement with a majority‑owned affiliated sub‑advisor (these shareholder approvals were obtained in anticipation of SEC relief regarding such sub-advisors, which relief was pre-empted by the relief discussed below). In addition, shareholders of the Principal International Adaptive Multi-Factor ETF, Principal Real Estate Active Opportunities ETF, Principal Spectrum Tax-Advantaged Dividend Active ETF, Principal U.S. Large-Cap Adaptive Multi-Factor ETF, and the Principal U.S. Small-Cap Adaptive Multi-Factor ETF have approved PGI’s ability, on behalf of that Fund and without additional shareholder approval, to enter into, or materially amend, a sub‑advisory agreement with a sub‑advisor, regardless of the degree of affiliation (i.e., the Relief described below).
PETF and PGI would like to be able to rely on recent SEC relief (as described in more detail below, the "Relief"), that would modify the Exemptive Order and permit PGI to enter into or materially amend a sub‑advisory agreement with an “affiliated person” (as such term is defined in Section 2(a)(3) of the 1940 Act) of PGI or a Fund (in addition to unaffiliated persons and wholly owned affiliated sub‑advisors under the Exemptive Order) without first obtaining shareholder approval, provided that the shareholders of the Fund had previously authorized PGI to do so and PGI complies with certain conditions. In the absence of the ability to rely on the Relief, in order to enter into, or materially amend, a sub‑advisory agreement with an affiliate (other than as allowed for by the Exemptive Order), a Fund must obtain shareholder approval by undertaking the costly and time-consuming effort to conduct a shareholder meeting, including preparing and distributing proxy materials and soliciting votes from shareholders.

Exemptive Relief

On May 29, 2019, the SEC issued to Carillon Tower Advisers, Inc., et al. an exemptive order (the “Carillon Order”) that allows (i) the Carillon Series Trust and its investment adviser, without the approval of fund shareholders, to enter into or amend a sub‑advisory agreement with a sub‑advisor, including any sub‑advisor that is an affiliated person of the investment adviser or a fund (a “Captive Sub‑advisor”), and (ii) the series of Carillon Series Trust to disclose the advisory fees paid to sub‑advisors on an aggregate, rather than individual, basis.1 The Carillon Order contains several conditions, some of which are already included in the Exemptive Order.

On July 9, 2019, the staff of the SEC’s Division of Investment Management issued a no-action letter to the BNY Mellon family of funds and BNY Mellon Investment Adviser, Inc. (the “BNYM No-Action Letter”) stating that the staff would not recommend enforcement action if a fund complex and adviser that previously obtained a “manager of managers” exemptive order (such as the Exemptive Order granted to the PETF Funds and PGI) extends its reliance on that existing order to cover Captive Sub‑advisors without seeking an amended exemptive order from the SEC. The staff’s no-action position is conditioned on compliance with the conditions set forth in the Carillon Order, certain of which conditions are discussed below.
As context, a “no-action letter” is requested when the person requesting the letter is uncertain whether a particular act would constitute a violation of the federal securities law (for example, the BNYM entities mentioned above requested the BNYM No-Action Letter). If the SEC staff grants a “no-action letter,” which is based on the particular facts and circumstances involved, it allows the person who requested the letter, along with others dealing with substantially similar facts and circumstances (unless the SEC staff says otherwise in the no-action letter), to act consistently with any conditions that may be required by the letter with the assurance that the SEC staff will not recommend that the SEC take enforcement action based on that act. When the recipient of the letter or others act consistently with the letter, that is referred to as acting in “reliance” on the no-action letter. Notwithstanding the Relief, any new sub-advisory agreement or any amendment to an existing sub-advisory agreement that directly or indirectly results in an increase in the aggregate advisory fee rate payable by any Fund will be submitted to that Fund’s shareholders for approval.
If reliance on the Relief is approved by Fund shareholders, PGI will be permitted to enter into and amend sub-advisory agreements for the PETF Funds with all affiliated and unaffiliated sub-advisors, including affiliated sub-advisors in which Principal has less than a 95% ownership interest, without shareholder approval. In this event, PGI and the PETF Funds will be subject to several conditions imposed by the SEC to ensure that the interests of the Fund’s shareholders are adequately protected. Among these conditions are (i) within ninety (90) days of the hiring of a new sub‑advisor in reliance on the Relief, shareholders of the relevant Fund will be furnished with an information statement that contains substantially the same information about the sub‑advisor and the sub‑advisory agreement that they otherwise would have received in a proxy statement; (ii) the prospectus for the subject Fund will disclose the existence, substance, and effect of reliance on the Relief; and (iii) PGI has the ultimate responsibility, subject to oversight by the Board, to oversee the Fund’s sub‑advisors and recommend their hiring, termination, and replacement.

Board Recommendations

The Board members believe that shareholder approval of the Relief is in the best interest of the PETF Funds and its shareholders in order to afford PGI the flexibility to provide investment advisory services to the PETF Funds through one or more sub‑advisors, including Captive Sub‑advisors, that have particular expertise in the type of investments in which the Funds invest, without the time-consuming and costly process of requiring shareholder approval.

As described above, without the ability to utilize the Relief, in order for PGI and the Board to appoint a new Captive Sub‑advisor for a Fund or materially modify a sub‑advisory agreement with a Captive Sub‑advisor (other than as noted above), the Board must call and hold a shareholder meeting of the Fund, create and distribute proxy materials, and solicit votes from the Fund’s shareholders. This process is time consuming and costly. Without the delay inherent in holding shareholder meetings, PGI would be able to act quickly to appoint a new Captive Sub‑advisor if and when the Board and PGI believe that the appointment would benefit the Fund. The Board members also took into account that if PGI and the Board appoint a Captive Sub‑advisor, the Fund’s
1 Investment Company Release Nos. 33464 (May 2, 2019) (notice) and 33494 (order)..

shareholders would receive an information statement containing substantially the same information regarding the Captive Sub‑advisor and the sub‑advisory agreement that the Fund would otherwise have been required to provide shareholders in a proxy statement. PGI and the Board will continue to be subject to their fiduciary duty to act in the best interest of the Fund and its shareholders. The Board members believe that granting PGI and the Board maximum flexibility to select Captive Sub‑advisors, in addition to the flexibility they currently exercise pursuant to the Exemptive Order, without incurring the delay or expense of obtaining further shareholder approval, is in the best interest of shareholders because it will allow the Fund to operate more efficiently and cost effectively.

Finally, the Board members believe, as illustrated in the section below, that they will retain sufficient oversight of the Fund’s investment sub‑advisory arrangements to seek to ensure that shareholders’ interests are protected whenever PGI selects a Captive Sub-advisor or materially modifies an investment sub‑advisory agreement with a Captive Sub-advisor, in the same manner as the Board members currently exercise oversight of the Fund’s investment sub‑advisory agreements and seek to ensure that shareholders’ interests are protected whenever PGI selects unaffiliated sub-advisors. The Board, including a majority of the Independent Board members, will continue to evaluate and to approve all proposed investment sub‑advisory agreements, as well as any proposed modifications to existing sub‑advisory agreements. In doing so, the Board members will analyze such factors as they consider to be relevant to the approval of or proposed modifications to an investment sub‑advisory agreement. As with the Fund’s investment advisory agreement, the terms of each investment sub‑advisory agreement will include those required by applicable provisions of the 1940 Act.

Sub‑advisor Oversight

PGI serves as the investment manager to the Funds under the amended and restated management agreement between PETF and the PGI dated November 1, 2022 (the “Management Agreement”). The Management Agreement provides that PGI is responsible for the following services, among others, that are relevant to this proposal:

a.provide investment research, advice, and supervision;

b.furnish to the Board (or a committee thereof) and provide ongoing review, evaluation, and revision, from time to time as conditions require, of a recommended investment program for a Fund consistent with the Fund’s investment objective and policies;

c.where applicable, based upon research, analysis, and due diligence, recommend to the Board one or more sub‑advisors for a Fund; regularly monitor and evaluate each sub‑advisor’s performance; and recommend changes to the sub‑advisors where appropriate;

d.report to the Board at such times and in such detail as the Board may deem appropriate in order to enable it to determine that the investment policies of a Fund are being observed. In performing the functions set forth above and supervising the Fund’s sub‑advisors, PGI:

i.performs periodic detailed analysis and reviews of the performance by the sub‑advisor of its obligations to the Fund, including without limitation analysis and review of portfolio and other compliance matters and review of the sub-advisor’s investment performance in respect of the Fund;

ii.prepares and presents periodic reports to the Board regarding the investment performance of the sub-advisor and other information regarding the sub-advisor, at such times and in such forms as the Board may reasonably request;

iii.reviews and considers any changes in the personnel of the sub‑advisor responsible for performing the sub-advisor’s obligations and makes appropriate reports to the Board;

iv.reviews and considers any changes in the ownership or senior management of the sub-advisor and makes appropriate reports to the Board;

v.performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of the sub-advisor;

vi.assists the Board and PETF in developing and reviewing information with respect to the initial approval of each sub‑advisory agreement with the sub-advisor and annual consideration of each sub‑advisory agreement thereafter;

vii.prepares recommendations with respect to the continued retention of the sub-advisor or the replacement of the sub-advisor, including at the request of the Board;

viii.identifies potential successors to or replacements of the sub-advisor or potential additional sub-advisors, performs appropriate due diligence, and develops and presents to the Board a recommendation as to any such successor, replacement, or additional sub-advisor, including at the request of the Board;

ix.performs such other review and reporting functions as the Board shall reasonably request consistent with the Management Agreement and applicable law. PGI will retain these responsibilities if this proposal is approved.
Required vote. Shareholders of each Fund, except for Principal International Adaptive Multi-Factor ETF, Principal Real Estate Active Opportunities ETF, Principal Spectrum Tax-Advantaged Dividend Active ETF, Principal U.S. Large-Cap Adaptive Multi-Factor ETF, and the Principal U.S. Small-Cap Adaptive Multi-Factor ETF, will vote separately on this Proposal 2. As to any Fund, approval of reliance on the No-Action Letter will require the affirmative vote of a Majority of the Outstanding Voting Securities (as defined above under "Voting Information - Voting Rights") of that Fund. If the required shareholder approval is not obtained by any Fund, such Fund will continue to be required to obtain shareholder approval to enter into and/or materially amend agreements with sub-advisors other than as allowed for by the Exemptive Order.
The Board of Trustees recommends that the shareholders of each Fund vote “For” the Proposal applicable to such Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP (“Ernst & Young”) has been selected as the independent registered public accounting firm for PETF for the fiscal year ending June 30, 2023 and served as such for the last two fiscal years. The independent registered public accounting firm audits annual financial statements for PETF and reviews regulatory filings that include those financial statements. Representatives of Ernst & Young are expected to be present at the Meeting, have been given the opportunity to make a statement if they so desire, and will be available to answer appropriate questions.
The Audit Committee of the Board (the “Audit Committee”) has adopted the following policy regarding approval and pre-approval of audit and non-audit services provided by the independent registered public accounting firm (the “independent auditor”).
* * *
The Principal Funds
Policy on Auditor Independence

The purpose of this policy is to ensure the independence of the Principal Funds' primary independent auditor. This policy is established by the Audit Committee (the "Committee") of the Boards of Directors of Principal Funds, Inc. and Principal Variable Contracts Funds, Inc. and the Board of Trustees of Principal Exchange-Traded Funds and any registered closed-end management investment company that is operated as an interval fund and managed by Principal Global Investors, LLC2 (the “Funds”) (the “Boards of the Funds”) effective for all engagements of the primary independent auditor.

1.    The primary independent auditor, its subsidiaries and affiliates shall not provide Prohibited Services to the Funds. For the purposes of this policy, Prohibited Services are:
•Services that are subject to audit procedure during a financial statement audit;
•Services where the auditor would act on behalf of management;
•Services where the auditor is an advocate to the client's position in an adversarial proceeding;
•Bookkeeping or other services related to the accounting records or financial statements of the Funds, its subsidiaries and affiliates;
•Financial information systems design and implementation;
•Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
•Actuarial services;
•Internal audit functions or human resources;
•Broker or dealer, investment advisor, or investment banking services;
•Legal services and expert services unrelated to the audit;
•Tax planning services related to listed, confidential and aggressive transactions;
•Personal tax planning services to individuals in a financial reporting oversight role with regard to the Funds (other than members of the Boards of the Funds who are not also officers of the Funds), including the immediate family members of such individuals;
•Any other service that the Public Company Accounting Oversight Board (PCAOB) determines, by regulation, is impermissible.

2.    (A) All services the primary independent auditor, its subsidiaries and affiliates provide to the Funds, and (B) Audit services, including audits of annual financial statements, audits of acquired or divested businesses or review of regulatory filings, any independent auditor provides, shall be approved by the Committee in advance in accordance with the following procedure:

Each quarter, Management will present to the Committee for pre-approval, a detailed description of each particular service, excluding tax services, for which pre-approval is sought and a range of fees for such service. The Committee may delegate pre-approval authority to one or more of its members provided such delegated member(s) shall present a report of any services approved to
2 The first such interval fund is the Principal Diversified Select Real Asset Fund; Management, subject to Board approval, may create others, each of which would be formed as a separate trust.

the full Committee at its next regularly scheduled meeting. The Committee Chairperson shall have pre-approval authority for changes to any range of fees applicable to services the Committee previously approved and for new services and the range of fees for such services that arise between regularly scheduled Committee meetings.

Similarly, the primary independent auditor will present to the Committee for pre- approval a written description of the nature and scope of all tax services not expressly prohibited, including the fee arrangements for such services, and the potential effects of such services on the audit firm’s independence.

In considering whether to pre-approve the primary independent auditor’s provision of non-audit services, the Committee will consider whether the services are compatible with the maintenance of such auditor's independence. The Committee will also consider whether the primary independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds' business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds' ability to manage or control risk or improve audit quality.

3.    The provisions of this policy shall apply to all audit and non-audit services provided directly to the Funds. Additionally, the provisions of this policy shall apply to non-audit services provided to Principal Global Investors, LLC (“PGI”) or an affiliate of PGI that provides ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of the Funds.

4.    Not less than annually, the primary independent auditor shall report to the Committee in writing all relationships that may reasonably be thought to bear on independence between the auditor and the Funds or persons in financial reporting oversight roles with respect to any services provided by the auditor, its subsidiaries or affiliates as of the date of the communication, pursuant to Rule 3526 of the PCAOB. The primary independent auditor shall discuss with the Committee the potential effects of such relationships on the independence of the auditor. In addition, the primary independent auditor shall affirm, in writing, that, as of the date of the communication, it is independent within the meaning of the federal securities laws and Rule 3520 of the PCAOB.

5.    The Committee shall ensure that the lead (or coordinating) audit partners, as well as the reviewing audit partner, of the Funds' primary independent auditor are rotated at least every five years and subject upon rotation to a five year "time out" period. All other audit partners of the primary independent auditor, excluding partners who simply consult with others on the audit engagement regarding technical issues, shall rotate after seven years and be subject upon rotation to a two year "time out" period.

6.    Neither the Funds nor PGI may hire or promote any former partner, principal, shareholder or professional employee (Former Employee) of the primary independent auditor into a financial reporting oversight role unless the Former Employee (1) has severed his/her economic interest in the independent audit firm, and (2) was not a member of the audit engagement team for the Funds during the one year period preceding the date that the audit procedures began for the fiscal period in which the Funds or PGI proposes to hire or promote the Former Employee. Neither the Funds nor PGI shall, without prior written consent of the primary independent auditor, hire or promote any Former Employee into a role not prohibited above if the Former Employee had provided any services to the Funds or PGI during the 12 months preceding the date of filing of the Funds' most recent annual report with the SEC. Upon termination of the primary independent auditor, the Funds or PGI shall not, without prior written consent of the former primary independent auditor, hire or promote any Former Employee for a period of up to 12 months from termination.
7.    For persons recently promoted or hired into a financial reporting oversight role (other than members of the Boards of the Funds who are not also officers of the Funds), any personal tax planning services pursuant to an engagement that was in progress before the hiring or promotion and provided by the primary independent auditor must be completed on or before 180 days after the hiring or promotion.

8.    The phrase "financial reporting oversight role" means a role in which a person is in a position to exercise influence over the contents of the financial statements or anyone who prepares them, such as a member of the board of directors or similar management or governing body, chief executive officer, president, chief operating officer, chief financial officer, counsel, controller, chief internal auditor, or any equivalent positions.
* * *
The Audit Committee has considered whether the provision of non-audit services that were rendered to PETF’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to PETF that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Audit Fees. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional services.
June 30, 2021 — $315,075
June 30, 2022 — $340,593

Audit-Related Fees. Ernst & Young provided audit-related services to PETF that are not included under “Audit Fees” above. These services related to the review of filings on Form N-1A. During the last two fiscal years, Ernst & Young has billed the following amounts for those professional services.
June 30, 2021 — $5,500
June 30, 2022 — $5,500

Ernst & Young billed no fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
Tax Fees. Ernst & Young prepares and reviews the federal income tax returns and federal excise tax returns of PETF. In connection with this review, Ernst & Young prepares and reviews the calculation of PETF's dividend distributions that are included as deductions on the tax returns. Ernst & Young also provides services to identify passive foreign investment companies. Ernst & Young also provides services to understand and comply with tax laws in certain foreign countries and services to determine the taxability of corporate actions.
During the last two fiscal years, Ernst & Young has billed the following amounts for their professional tax services.
June 30, 2021 — $145,603
June 30, 2022 — $139,046

Ernst & Young billed no fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

All Other Fees. Ernst & Young has not billed PETF for other products or services during the last two fiscal years.
Ernst & Young billed no fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
The aggregate non-audit fees Ernst & Young billed to PETF, its investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to PETF for each of its last two fiscal years were as follows.
June 30, 2021 — $151,103
June 30, 2022 — $144,546
Ernst & Young billed PSS, PFD, and PGI an aggregate of the following amounts for the last two years:

	2022	2021
Principal Shareholder Services	$4,725	$4,500
Principal Fund Distributor	$4,715	$4,490
PGI	$175,770	$106,900
Ernst & Young provided no services during PETF's last two fiscal years that the Audit Committee was required to approve pursuant to paragraph (c)(7)(i)(C) of Rule 2.01 of Regulation S-X.

OTHER MATTERS

PETF does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.
PETF is not required to hold annual meetings of shareholders and, therefore, cannot determine when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of PETF or any Fund must be received by PETF a reasonable time before PETF commences soliciting proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting. PETF has adopted procedures by which shareholders may recommend nominees to the PETF Board. A copy of the procedures can be found in the Nominating and Governance Committee Charter at https://secure02.principal.com/publicvsupply/GetFile?fm=MM13013&ty=VOP&EXT=.VOP.
Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a Fund shareholder of record, unless PETF has received instructions to the contrary. If you need additional copies of this Proxy Statement, or if you do not want the mailing of a Proxy Statement to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, please contact the Shareholder Services Department toll free at 1-800-222-5852 or by writing to PETF at Principal Exchange-Traded Funds, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203. PETF will promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed.
BY ORDER OF THE BOARD OF TRUSTEES

March 6, 2023
Des Moines, Iowa

It is important that proxies be returned promptly. Therefore, you are urged to complete, sign, date, and return the proxy card(s) in the enclosed envelope or give their proxy by telephone or Internet immediately.

APPENDIX A
OUTSTANDING SHARES AND SHARE OWNERSHIP

The following table shows, as of the Record Date, the number of shares outstanding and entitled to vote of each Fund.

ETF	SHARES OUTSTANDING	ETF	SHARES OUTSTANDING
Principal Active High Yield	78,653,883	Principal Spectrum Preferred Securities Active	452,278,927
Principal Healthcare Innovators	55,405,673	Principal Spectrum Tax-Advantaged Dividend Active	21,321,945
Principal International Adaptive Multi-Factor	15,046,933	Principal U.S. Large-Cap Adaptive Multi-Factor	5,936,793
Principal Investment Grade Corporate Active	38,155,382	Principal U.S. Mega-Cap	1,099,364,154
Principal Millennial Global Growth	27,213,487	Principal U.S. Small-Cap Adaptive Multi-Factor	6,054,762
Principal Quality	28,192,335	Principal U.S. Small-Cap Multi-Factor	201,215,718
Principal Real Estate Active Opportunities	5,175,558	Principal Value	35,056,485
As of December 31, 2022, the Trustees, Trustee nominees, and officers of PETF together owned beneficially less than 1% of the outstanding shares of any of the Funds.
As of January 31, 2023, the following persons owned of record, or were known by PETF to own beneficially, 5% or more of the outstanding shares of any of the Funds.

ETF	Percent of Ownership	Number of Shares	Name and Address of Owner
Principal Active High Yield	40.49%	2,449,496	Pershing LLC
			One Pershing Plaza
			Jersey City, NJ 07399

Principal Active High Yield	36.27%	2,194,200	Bank of New York Mellon
			225 Liberty Street
			New York, NY 10286

Principal Active High Yield	7.88%	476,548	National Financial Services, LLC
			200 Liberty St.
			One World Financial Center
			New York, NY 10281-1003

Principal Healthcare Innovators	52.91%	846,500	State Street Bank and Trust Company
			John Hancock Tower
			200 Clarendon St
			Boston, MA 02116

Principal Healthcare Innovators	11.26%	180,099	National Financial Services, LLC
			200 Liberty St.
			One World Financial Center
			New York, NY 10281-1003

Principal Healthcare Innovators	10.19%	163,087	Charles Schwab
			211 Main Street
			San Francisco, CA 94105

ETF	Percent of Ownership	Number of Shares	Name and Address of Owner
Principal International Adaptive Multi-Factor	69.31%	415,845	National Financial Services, LLC
			200 Liberty St.
			One World Financial Center
			New York, NY 10281-1003

Principal International Adaptive Multi-Factor	17.95%	107,698	Bank of America
			100 North Tryon Street
			Charlotte, NC 28255

Principal International Adaptive Multi-Factor	11.56%	69,390	J.P. Morgan Securities LLC/JPMC
			383 Madison Avenue
			New York, NY 10179

Principal Investment Grade Corporate Active	54.96%	824,400	National Financial Services, LLC
			200 Liberty St.
			One World Financial Center
			New York, NY 10281-1003

Principal Investment Grade Corporate Active	17.56%	263,377	Charles Schwab
			211 Main Street
			San Francisco, CA 94105

Principal Investment Grade Corporate Active	7.13%	106,921	Merrill Lynch, Pierce, Fenner & Smith Incorporated
			One Bryant Park
			New York, NY 10036

Principal Investment Grade Corporate Active	7.02%	105,227	TD Ameritrade
			200 S 108th Ave
			Omaha, NE 68154

Principal Millennial Global Growth	54.34%	353,198	National Financial Services, LLC
			200 Liberty St.
			One World Financial Center
			New York, NY 10281-1003

Principal Millennial Global Growth	14.61%	94,943	J.P. Morgan Securities LLC/JPMC
			383 Madison Avenue
			New York, NY 10179

Principal Millennial Global Growth	7.68%	49,939	TD Ameritrade
			200 S 108th Ave
			Omaha, NE 68154

Principal Millennial Global Growth	5.22%	33,960	Charles Schwab
			211 Main Street
			San Francisco, CA 94105

ETF	Percent of Ownership	Number of Shares	Name and Address of Owner

Principal Quality	38.26%	210,406	National Financial Services, LLC
			200 Liberty St.
			One World Financial Center
			New York, NY 10281-1003

Principal Quality	22.60%	124,319	Pershing LLC
			One Pershing Plaza
			Jersey City, NJ 07399

Principal Quality	9.20%	50,616	E*Trade
			671 North Glebe Road
			Ballston Tower
			Arlington, VA 22203

Principal Quality	7.67%	42,195	Bank of America
			100 North Tryon Street
			Charlotte, NC 28255

Principal Quality	6.52%	35,833	TD Ameritrade
			200 S 108th Ave
			Omaha, NE 68154

Principal Real Estate Active Opportunities	90.76%	199,681	National Financial Services, LLC
			200 Liberty St.
			One World Financial Center
			New York, NY 10281-1003

Principal Real Estate Active Opportunities	6.51%	14,326	Bank of America
			100 North Tryon Street
			Charlotte, NC 28255

Principal Spectrum Preferred Securities Active	19.84%	5,288,544	Merrill Lynch, Pierce, Fenner & Smith Incorporated
			One Bryant Park
			New York, NY 10036

Principal Spectrum Preferred Securities Active	10.58%	2,818,518	National Financial Services, LLC
			200 Liberty St.
			One World Financial Center
			New York, NY 10281-1003

Principal Spectrum Preferred Securities Active	10.47%	2,790,967	Morgan Stanley Smith Barney LLC
			1585 Broadway
			New York, NY 10036

Principal Spectrum Preferred Securities Active	8.61%	2,293,594	Charles Schwab
			211 Main Street
			San Francisco, CA 94105

ETF	Percent of Ownership	Number of Shares	Name and Address of Owner

Principal Spectrum Preferred Securities Active	8.04%	2,142,979	Wells Fargo Clearing Services, LLC
			One North Jefferson Ave
			St. Louis, MO 63103

Principal Spectrum Preferred Securities Active	5.40%	1,440,027	Pershing LLC
			One Pershing Plaza
			Jersey City, NJ 07399

Principal Spectrum Preferred Securities Active	5.37%	1,431,529	UBS Financial
			1285 Avenue of the Americas
			New York, NY 10019

Principal Spectrum Preferred Securities Active	5.34%	1,423,410	TD Ameritrade
			200 S 108th Ave
			Omaha, NE 68154

Principal Spectrum Tax-Advantaged Dividend	89.90%	1,033,878	National Financial Services, LLC
Active			200 Liberty St.
			One World Financial Center
			New York, NY 10281-1003

Principal U.S. Large-Cap Adaptive Multi-Factor	79.67%	199,175	National Financial Services, LLC
			200 Liberty St.
			One World Financial Center
			New York, NY 10281-1003

Principal U.S. Large-Cap Adaptive Multi-Factor	16.00%	39,992	Bank of America
			100 North Tryon Street
			Charlotte, NC 28255

Principal U.S. Mega-Cap	81.79%	23,800,381	Bank of New York Mellon
			225 Liberty Street
			New York, NY 10286

Principal U.S. Mega-Cap	5.78%	1,681,010	National Financial Services, LLC
			200 Liberty St.
			One World Financial Center
			New York, NY 10281-1003

Principal U.S. Mega-Cap	5.20%	1,513,864	Apex Clearing Corporation
			350 N. St. Paul St, Suite 1300
			Dallas, TX 75201

Principal U.S. Small-Cap Adaptive Multi-Factor	80.96%	202,392	National Financial Services, LLC
			200 Liberty St.
			One World Financial Center
			New York, NY 10281-1003

ETF	Percent of Ownership	Number of Shares	Name and Address of Owner

Principal U.S. Small-Cap Adaptive Multi-Factor	11.57%	28,937	Bank of America
			100 North Tryon Street
			Charlotte, NC 28255

Principal U.S. Small-Cap Adaptive Multi-Factor	6.08%	15,195	Charles Schwab
			211 Main Street
			San Francisco, CA 94105
Principal U.S. Small-Cap Multi-Factor	77.42%	3,600,000	Bank of New York Mellon
			225 Liberty Street
			New York, NY 10286

Principal U.S. Small-Cap Multi-Factor	13.05%	606,782	Apex Clearing Corporation
			350 N. St. Paul St, Suite 1300
			Dallas, TX 75201

Principal Value	34.33%	309,014	National Financial Services, LLC
			200 Liberty St.
			One World Financial Center
			New York, NY 10281-1003

Principal Value	30.66%	275,923	Charles Schwab
			211 Main Street
			San Francisco, CA 94105

Principal Value	13.62%	122,549	Pershing LLC
			One Pershing Plaza
			Jersey City, NJ 07399

Principal Value	6.42%	57,886	TD Ameritrade
			200 S 108th Ave
			Omaha, NE 68154

APPENDIX B

AUDIT COMMITTEE CHARTER

PRINCIPAL FUNDS3
Audit Committee Charter (Amended September 13, 2022)
This charter sets forth the purpose, operating guidelines and responsibilities of the Audit Committee (the “Committee”) of the Boards of Directors/Trustees of the Principal Funds (the “Funds”). The Committee reviews the charter at least annually.

Purpose
The primary purpose of the Committee is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Funds’ accounting policies, valuation policies and procedures4, financial reporting and internal control systems, as well as the work of the independent registered public accounting firm. The Audit Committee assists Board oversight of (1) the integrity of the Funds’ financial statements; (2) the Funds’ compliance with certain legal and regulatory requirements;5 (3) the independent registered public accounting firm’s qualifications and independence; (4) the performance of the Funds’ independent registered public accounting firm; and (5) the valuation process for the Funds. The Audit Committee also serves to provide an open avenue of communication among the independent registered public accounting firm, the Manager’s internal auditors, Fund management, and the Board.

The Committee’s role is limited to oversight. PGI is responsible for preparing the Funds’ financial statements in accordance with generally accepted accounting principles, determining appropriate valuations, and for establishing and maintaining appropriate systems for accounting, financial reporting and internal control over financial reporting. The independent registered public accounting firm is responsible for conducting an audit of the Funds’ financial statements in accordance with applicable legal and professional standards, including the standards set by the Public Company Accounting Oversight Board.

Although the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and have been prepared in accordance with generally accepted accounting principles. Nothing in this charter shall be construed to reduce the responsibilities or liabilities of the Funds’ service providers, including the independent registered public accounting firm. The independent registered public accounting firm is ultimately accountable to the Funds’ Board and the Committee.

Operating Guidelines
The Board shall appoint the members of the Committee and the Committee’s Chair. Members of the Committee may not be interested persons of the Funds, as defined in the Investment Company Act of 1940, as amended. The number of Committee members shall satisfy each of the securities exchanges on which the Funds offers shares. In addition, a member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board or any other board committee, accept directly or indirectly any consulting, advisory, or other compensatory fee from the Funds or any affiliate of the Funds.
3 Includes Principal Funds, Inc., Principal Variable Contracts Funds, Inc., Principal Exchange-Traded Funds, and any registered closed-end investment company operated as an interval fund and managed by Principal Global Investors, LLC.
4 Principal Global Investors, LLC (“PGI”) is the Funds’ valuation designee pursuant to SEC Rule 2a-5. Accordingly, this responsibility includes monitoring PGI’s valuation policies and procedures applicable to the Funds.
5 The Board has delegated to other committees oversight of various legal and regulatory requirements. The Audit Committee’s function is limited to the activities set forth in this charter.

Each member of the Committee shall be financially literate, as such qualification is interpreted by the Funds’ Board in its business judgment. At least one member of the Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment. The Board will determine whether any member of the Committee is an “audit committee financial expert” as defined in Item 3 of Form N-CSR.

There shall be four regular meetings of the Committee each year. In conjunction with these meetings, the Committee shall meet in private executive sessions. The Committee or its Chair may call additional meetings as each deems appropriate. The Committee shall meet periodically, in separate executive sessions, with representatives of Fund Management, the Manager’s internal auditors and the Funds’ independent registered public accounting firm. The Committee may also request to meet with internal legal counsel and compliance personnel of the Manager and with personnel of entities that provide significant accounting or administrative services to the Funds to discuss matters relating to the Funds’ accounting and compliance as well as other Fund-related matters.

Except as provided by law, the following provisions shall govern the conduct of Committee meetings:
•Notice. Notice shall be given as provided for meetings of the Board of Directors/Trustees of the Principal Funds.
•Quorum. At any Committee meeting a majority of the Committee members shall constitute a quorum. Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.
•Action by Vote. When a quorum is present at any meeting, a majority of Committee members may take any action.
•Action by Written Consent. Any action required or permitted to be taken at any Committee meeting may be taken without a meeting if all of the Committee members consent to the action in writing or by electronic transmission and such consents are filed with the records of the meetings of the Committee. Such consent shall be treated for all purposes as a vote taken at a Committee meeting.
•Presence Through Communications Equipment. The members of the Committee may participate in a Committee meeting by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.
•Minutes. Minutes of the meeting shall be taken and circulated to all members of the Committee in a timely manner.

Responsibilities
The Responsibilities of the Committee include, but are not limited to, the following:

Overseeing Valuation Process:
•Review and approve modifications to the Funds’ and their valuation designee’s valuation policies and procedures, as applicable.
•Review activities of the Valuation committee.
•Review Money Market Fund oversight.
•Review NAV error reports, and errors/omissions reports.

•Review the fair valuation process.

Overseeing Financial Reporting Process:
•Review with Fund management and the independent registered public accounting firm, the organizational structure, reporting relationship, adequacy of resources and qualifications of the senior Fund management personnel responsible for accounting and financial reporting.
•Review any legal or regulatory matters that arise that could have a material impact on the Funds’ financial statements.
•Oversee the compliance with the Funds’ Code of Ethics for Principal Executive and Senior Financial Officers and consider changes prior to presentation for Board approval.
•Review after fiscal year end, prior to the filing of the Funds’ annual financial statements, a report from the independent registered public accounting firm on:
◦All critical accounting policies and practices to be used;
◦All alternative treatments of financial information within generally accepted accounting principles for policies and practices related to material items that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent registered public accounting firm;
◦Other material written communications between the independent registered public accounting firm and Fund management including any audit problems or difficulties and management’s response, the management representation letter or schedule of unadjusted differences, if any; and
◦All non-audit services provided to an entity in the “investment company complex” as defined in paragraph (f)(14) of Rule 2‑01 of Regulation S‑X that were not pre-approved by the Audit Committee.

Monitoring System of Internal Controls:
•Review with Fund management and the independent registered public accounting firm their separate evaluation of the adequacy and effectiveness of the Funds’ system of internal controls, including those of the Funds’ service providers.
•Review with the Manager’s internal auditors any findings or recommendations related to the Funds’ systems for accounting, valuation, financial reporting and internal controls and Fund management’s response.
•Receive and review a report from the Manager’s internal auditors regarding any complaints on accounting, valuation, auditing and internal control matters.
•Receive and review information from the Principal Financial Group’s Chief Internal Auditor and the Funds’ Chief Compliance Officer regarding any complaints concerning questionable accounting, valuation, internal accounting controls, audit matters, or fund accounting matters made through the Principal Financial Group’s “whistleblower” procedures by employees of the Funds or the investment advisor, sub-advisors, administrators, principal underwriters, or any other provider of accounting related services for the Funds. Principal Financial Group’s whistleblower procedures are intended to empower employees and others to confidentially and anonymously report any unethical employee behavior, and those procedures will be used to facilitate the identification by the Principal Financial Group’s Chief Internal Auditor and the Funds’ Chief Compliance Officer of complaint information for the Audit Committee’s review.

•Review with the Funds’ principal executive officer and/or principal financial officer, in connection with the required certifications on Form N-CSR, any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Funds’ internal control over financial reporting.
•Review the Manager’s internal audit function, including its audit plans, staffing and explanations for any deviations from plans.
•Review PGI’s valuation risk matrix for the Funds at least annually in addition to other reports required by SEC Rule 2a-5.

Overseeing the Engagement and Performance of the Funds’ Independent Registered Public Accounting Firm:
•Following evaluation, approve and recommend to the Board, the appointment, retention or termination of any independent registered public accounting firm employed by the Funds and approve the fees and other compensation to be paid to such independent registered public accounting firm.
•Meet with the Funds’ independent registered public accounting firm, including private meetings, as necessary, to: (i) review the arrangements for the annual audit and any other audits or non-audit services; (ii) discuss any matters of concern brought to its attention relating to the Funds’ financial statements, including any proposed adjustments to such statements recommended by the independent registered public accounting firm, or other results of said audit(s); (iii) consider the independent registered public accounting firm’s comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) review with management and the independent registered public accounting firm the annual financial statements, including a discussion with the independent registered public accounting firm of matters required by professional standards and (v) review the form of opinion the independent registered public accounting firm proposes to render to the Board.
•Receive and evaluate on a periodic basis the formal written disclosures and letters from the independent registered public accounting firm as required by the Public Company Accounting Oversight Board (“PCAOB”) Rule 3526.6
•Set policies relating to the hiring by entities within the Fund complex of employees or former employees of the independent registered public accounting firm.
•Obtain and review a report by the independent registered public accounting firm, at least annually, describing any material issues raised by the most recent PCAOB review of the independent registered public accounting firm or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm.
•Review and pre-approve all services, including all audit and non-audit services, performed by the Funds’ independent registered public accounting firm for the Funds.
•Review and pre-approve all non-audit services performed by the Funds’ independent registered public accounting firm for the Manager or any entity controlling, controlled by or under common
6 PCAOB Rule 3526 generally requires, among other things, that an auditor: (i) describe to the Committee, in writing, all relationships between the registered public accounting firm or any affiliates of the firm and the audit client or persons in financial reporting oversight roles at the audit client that, as of the date of the communication, may reasonably be thought to bear on independence; (ii) discuss with the Committee the potential effects of the relationships described in (i) on the independence of the registered public accounting firm; (iii) affirm to the Committee, in writing, that, as of the date of the communication, the registered public accounting firm is independent in compliance with PCAOB Rule 3520; and (iv) document the substance of its discussion with the Committee.

control with the Manager that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds; and to develop, to the extent deemed appropriate by the Committee, policies and procedures for pre-approval of the engagement of the Funds’ independent registered public accounting firm to provide any of these non-audit services.
•Consider the controls applied by the independent registered public accounting firm in an effort to assure that all items requiring pre-approval by the Committee are identified and referred to the Committee in a timely fashion.
•Review annual audit plans of the independent registered public accounting firm for the Funds.

Other Responsibilities
•Report activities to the Boards of Directors/Trustees on a regular basis.
•Conduct an annual self-evaluation.
•Maintain communication with counsel for independent directors/trustees.
•Investigate any other matter brought to its attention within the scope of its duties, with the authority in its discretion to retain legal, accounting or other experts or consultants to advise the Committee, at the expense of the Funds, if, in the Committee’s judgment, that is appropriate.
•Perform any other acts consistent with this Charter, the Funds’ Charter, By-Laws and governing law, as the Committee or the Board deems necessary or appropriate.

Funding
The Committee shall receive appropriate funding, as determined by the Committee, for payment of (i) compensation to the independent registered public accounting firm for approved audit or non-audit services for the Funds; (ii) compensation to any legal, accounting or other experts or consultants retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

PETF_100154_0423 PO Box 211230, Eagan, MN 55121-9984 VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided. VOTE ONLINE 1. Read the proxy statement and have the proxy card at hand. 2. Go to: 3. Follow the simple instructions. VOTE BY PHONE 1. Read the proxy statement and have the proxy card at hand. 2. Call toll-free: 3. Follow the simple instructions. FUND NAME PRINTS HERE PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS OF PRINCIPAL EXCHANGE TRADED FUNDS TO BE HELD APRIL 26, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned shareholder of the above-referenced Fund (the “Fund”) hereby appoints each of Laura Latham, Adam Shaikh, and Clint Woods, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on April 26, 2023 at 10:00 a.m. Central Time, at 801 Grand Avenue, Des Moines, Iowa 50392, and at any adjournment thereof. The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF. CONTROL NUMBER AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted. Signature(s) and Title(s), if applicable Sign in the box above Date Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should

PETF_100154_0423 sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

PETF_100154_0423 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 26, 2023. The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/principal2023 YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE TODAY! YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified. If no specification is made, this proxy shall be voted “FOR” the proposals. The Board of Trustees has voted in favor of all the proposals and recommends that you vote “FOR” all the proposals. TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: 1. To elect thirteen Trustees to the Board of Trustees (Shareholders of all Funds). FOR ALL WITHHOLD ALL FOR ALL EXCEPT* (01) Leroy T. Barnes, Jr. (08) Karen McMillan    (02) Craig Damos (09) Elizabeth A. Nickels (03) Katharin S. Dyer (10) Mary M. VanDeWeghe (04) Frances P. Grieb (11) Kamal Bhatia (05) Fritz S. Hirsch (12) Patrick G. Halter (06) Victor L. Hymes (13) Kenneth A. McCullum (07) Padelford L. Lattimer *Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the nominee(s) number(s) on the line below. FOR AGAINST ABSTAIN 2. To approve the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with all sub-advisors, regardless of the degree of affiliation, on behalf of the Fund without obtaining shareholder approval (Shareholders of all Funds except, Principal International Adaptive Multi-Factor, Principal Real Estate Active Opportunities ETF, Principal Spectrum Tax-Advantaged Dividend Active, Principal U.S. Large-Cap Adaptive Multi-Factor, and Principal U.S. Small-Cap Adaptive Multi-Factor ETF).   

PRINCIPAL EXCHANGE-TRADED FUNDS CALL CENTER OUTBOUND CALLING SCRIPT FOR MSFS and DA PURPOSES ONLY Updated: 2/23/2023 Hello, my name is (CSR FULL NAME). May I please speak with (SHAREHOLDER’S FULL NAME)? (Repeat the greeting if necessary) I am calling on a recorded line regarding your current investment in the <<insert FUND NAME here>>. Materials were sent to you for the upcoming Annual Meeting of Shareholders scheduled to take place on April 26, 2023 and at this time we have not yet received your vote. The Board of Trustees is recommending a vote IN FAVOR of the proposals. Would you like to vote along with their recommendation? (Pause for shareholders response) Confirming the vote with the shareholder: I am recording your vote (RECAP VOTING INSTRUCTIONS FOR ALL NOMINEES/PROPOSALS). For confirmation purposes please state your full name. (Pause for shareholder’s response) According to our records, you reside in (city, state, zip code). (Pause for shareholder’s response) To ensure that we have the correct address for the letter confirming your vote, please state your street address. (Pause for shareholder’s response) Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll-free number listed in the letter. Mr./Mrs./Ms. (SHAREHOLDER’S LAST NAME), your vote is important and your time today is appreciated. Thank you and have a good (MORNING, AFTERNOON, EVENING). If NO, a negative response from the shareholder, or a shareholder has not received the information: The purpose of the Meeting is <<additional text to be inserted by Call Center>> With that being said, your Board of Trustees is recommending a vote IN FAVOR of the proposals. Would you like to vote along with their recommendation? (Pause for shareholders response and answer questions they might have) If a shareholders still chooses not to vote: I understand you do not wish to vote at this time. Thank you and have a good day. Shareholder Not Available: We can be reached toll-free at 1-833-290-2605, Monday through Friday between the hours of 10:00AM and 11:00PM Eastern time. Your time today is appreciated. Thank you and have a good day. If YES or a positive response from the shareholder: If we identify any additional accounts you own prior to this meeting, would you like to vote those accounts in the same manner as you have voted with me today? (Pause for shareholders response) (Proceed to confirming the vote with the shareholder)

PRINCIPAL FUNDS, INC. CALL CENTER VOICEMAIL SCRIPT FOR MSFS and DA PURPOSES ONLY Updated: 2/23/2023 Hello. I am calling on behalf of your current investment in <<insert FUND NAME here>>. The Annual Meeting of Shareholders is scheduled to take place on April 26, 2023. All shareholders are being asked to consider and vote on important matters. As of today your vote has not been registered. Your vote is important. Please contact us as soon as possible, toll-free at 1-833-290-2605, Monday through Friday between the hours of 10:00AM and 11:00PM Eastern time to cast your vote. Thank you and have a good day.